FIRST AMENDMENT TO PROMISSORY NOTE

                  This Agreement, dated as of October 5, 2000 (this "Amendment"), is by and between Stephen B. Gray, an individual currently residing at 9 Pavilica Road, Stockton, NJ 08559 (the "Maker"), and ION NETWORKS, INC., a Delaware corporation currently having an address at 1551 South Washington Avenue, Piscataway, New Jersey 08854 (the "Payee").

                  The Maker issued his Promissory Note to the Payee in the principal amount of $750,000 dated June 27, 2000 (the "Existing Note", and as amended by this Amendment, and as the same may be hereafter supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Note").

                  The Maker and the Payee have entered into the Separation Agreement (as defined below), pursuant to which (among other things) the Payee agreed to temporarily forebear on the repayment of the Existing Note, and the Maker agreed to secure his obligations under the Existing Note with the Mortgage.

                  The parties have entered into this Amendment in order to approve and reflect the foregoing and certain other changes, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    Agreement
                                    ---------

                  In consideration of the foregoing, the mutual covenants and agreements set forth below and in the Separation Agreement, and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged by the parties), the parties hereto hereby agree as follows:

          Section 1. Amendment to Existing Note. The Existing Note is hereby amended as follows, effective as of the date first written above:

          (a) The interest rate on the Existing Note, as hereby amended, shall be determined and fixed as of June 27, 2000, and shall cease to accrue as of September 29, 2000.

          (b) Section 1 of the Existing Note is hereby deleted in its entirety, and the following new section is hereby inserted in its place:

                  "1. Payment of Principal and Interest. The Principal Amount, together with all accrued and unpaid interest thereon, shall be paid by Maker to the Payee on the first to occur of: (i) April 30, 2001, provided that if the Payee is unable to register the shares underlying certain options owned by maker by December 31, 2000, as required by
         Section 4(b) of the Separation Agreement (as hereinafter defined) such date shall be December 31, 2001, instead of April 30, 2001; or (ii) the occurrence of an Event of Default (as defined below); or (iii) such earlier date as may be otherwise provided herein (the earliest such applicable date being referred to herein as the "Maturity Date")."

          (c) The last two sentences of Section 2 ("Prepayment") of the Existing Note, beginning with the language "Maker agrees" and ending with "compensation committee or CFO", are hereby deleted in their entirety.

          (d) At the  end of  Section  2 of the  Existing  Note,  the  following
Section 2A is hereby inserted without the modification of any other provision:

                  "2A. Security. This Maker's obligations under this Note: (i) are subject to and supported by certain agreements made by the Maker under the Separation and Forebearance Agreement between the Maker and the Payee dated as of October 5, 2000 (as the same may

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          be supplemented,  modified, amended, restated or replaced from time to time in the manner provided therein, the "Separation Agreement"), (ii) are assured by the guaranty of Kathleen D. Gray, the Maker's wife (the "Guarantor"), pursuant to her Guaranty Agreement with the Payee dated as of October 5, 2000 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Guaranty"), and (iii) are secured by the Mortgage on the property located at 9 Pavilica Road, Stockton, New Jersey 08559, from the Maker and the Guarantor, as mortgagors, to the Payee, as mortgagees, dated as of October 5, 2000 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Mortgage"), which Mortgage also secures the obligations of the Guarantor under her Guaranty. The Guaranty and Mortgage also support the Promissory Note issued by the Maker to the Payee, dated as of the date hereof, in the amount of One Hundred and Sixty Three Thousand ($163,000) Dollars (as so amended, and as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "$163,000 Note")".

          (e) Section 3 of the Existing Note is deleted in its entirety, and the following new section is hereby inserted in its place:

                  "3. Events of Default. An "Event of Default" shall be deemed to occur hereunder (i) upon the commencement of any proceedings by the Maker or Guarantor, or with the consent or non-objection of the Maker or Guarantor, under any law or statute concerning bankruptcy, arrangement of debt, insolvency or readjustment of debt, or the commencement of any such proceedings without the consent of the Maker or Guarantor and such proceedings shall continue undischarged for a period of sixty (60) days; (ii) the failure to pay any amount under this Note when due; (iii) any "Event of Default" under (and as defined in) the $163,000 Note, (iv) any breach or default by Maker or the Guarantor under the Separation Agreement, the Guaranty or the Mortgage, or (v) upon the death or disability of the Maker or Guarantor. Payee shall also be entitled to the payment of interest at the rate of 12% per annum on the outstanding Principal Amount from and after the date of any event of Default."

          (f) After the last sentence of Section 4 of the Existing Note, the following is hereby inserted without the modification of any other provision:

                  " In addition, the Maker shall pay or reimburse ON DEMAND any and all costs and expenses incurred by the Payee, whether directly or indirectly, in connection with all waivers, releases, satisfactions, modifications, amendments and consents, all payments made and actions taken in the name of or on behalf of the Maker or the Guarantor, and the administration, maintenance, enforcement and adjudication of this Note and the Payee's rights, powers, privileges and other interests under this Note and applicable law, including (without limitation) the disbursements, expenses and fees of counsel to the Payee."

          (g) At the  end of  Section  4 of the  Existing  Note,  the  following
Section 4A is hereby inserted without the modification of any other provision:

                  "4A. Waiver of Presentment, Etc. Presentment for payment, notice of dishonor, protest, notice of protest, notice of acceptance and all similar notices are hereby expressly waived by the Maker. Any waiver or consent respecting any term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Payee at any time or times to require performance of, or to exercise its rights with respect to, any term or provision of this Agreement in no manner shall affect the Payee's right at a later time to enforce any such provision. No notice to or demand on the Maker or Guarantor in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

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


          The acceptance by the Payee of (a) any partial or late payment shall not constitute a satisfaction or waiver of the full amount then due or the resulting Event of Default or (b) any payment during the continuance of an Event of Default shall not constitute a waiver or cure thereof; and the Payee may accept or reject any such payment without affecting any of the Payee' rights, powers, privileges, remedies and other interests under this Agreement and applicable law. All representations, warranties and covenants of the Maker and all rights, powers, privileges, remedies and other interests of the Payee hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as other-wise expressly provided herein) any other right, power, privilege, remedy or other interest of the Payee under this Agreement, any related document or applicable law."

          Section 2. Acknowledgment of Outstanding Loans. The Maker hereby acknowledges, certifies and agrees that: (a) pursuant to the Existing Note, the Payee has made loans to the Maker that are outstanding as of the date of this Amendment in the aggregate principal amount of $750,000.00; and (b) the obligations of the Maker to repay those loans (with interest) to the Payee and to perform or otherwise satisfy his other obligations under the Existing Note
(i) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment, (ii) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (iii) are and shall continue to be governed by the terms and provisions of the Existing Note as supplemented, modified and amended by this Amendment.

          Section 3. Counterparts. This Amendment may be signed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto.

          Section 4. Governing Law, Etc. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Sections 5 through 10 (as well as any applicable definitions or provisions appearing elsewhere) of the Existing Note as amended hereby as if this amendment were the "Note" referred to in those provisions, which terms and provisions are incorporated herein by reference.

          Section 5. Agreement to Continue as Amended. The Existing Note, as supplemented, modified and amended by this Amendment, shall remain and continue in full force and effect after the date hereof.

          Section 6. Entire Agreement. This Amendment, the Note, the $163,000 Note, the Separation Agreement, the Mortgage and the Guaranty contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein and therein.

                  In Witness Whereof, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                       MAKER:

                                       /s/ Stephen B. Gray
                                       -------------------
                                           Stephen B. Gray



                                       PAYEE:

                                       ION NETWORKS, INC.

                                       By: /s/Stephen M. Deixler
                                          --------------------------------
                                           Name:  Stephen M. Deixler
                                           Title: Chairman


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